                                                                   EXHIBIT 10.31

         THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

      This third amendment to first amended and restated credit agreement ("Amendment") is made and entered into as of January 15, 1998, by and between U. S. BANK NATIONAL ASSOCIATION, successor by merger to U. S. Bank of Washington, National Association ("U. S. Bank"), and GARGOYLES, INC., a Washington corporation ("Borrower").

                                R E C I T A L S:

      A. On or about April 7, 1997, U. S. Bank and Borrower entered into that certain first amended and restated credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby U. S. Bank agreed to extend certain credit facilities to Borrower. U. S. Bank and Borrower have entered into two previous amendments to the Credit Agreement.

      B. Borrower has requested U. S. Bank to waive compliance with each of the financial covenants set forth in the Credit Agreement and to restructure the credit facilities provided for in the Credit Agreement. The purpose of this Amendment is to set forth the terms and conditions upon which U. S. Bank will grant Borrower's requests.

      NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

ARTICLE I.  AMENDMENT; DEFINITIONS

1.1   AMENDMENT

      The Credit Agreement and each of the other Loan Documents are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

1.2   MODIFICATION AND ADDITION OF DEFINITIONS

      As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise

THIRD AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                             PAGE 1
defined herein, or as the context otherwise requires. Section 1.1 of the Credit Agreement is hereby amended to modify or add (as the case may be) the following definitions:

      "1934 Act" means the Securities Exchange Act of 1934, as amended.

      "Act" means the Securities Act of 1933, as amended.

      "Debt Service" means, for the relevant period, the aggregate amount of scheduled principal payments on the Term Loan and the Equipment Loans, the principal portion of leases that have been or should be capitalized in accordance with generally accepted accounting principles, plus interest expense.

      "EBITDA" means Borrower's net income (before taxes) for the relevant period, subject to the following adjustments: (a) there shall be added to net income: (i) charges against income consisting of depreciation of real and personal property, and amortization of goodwill and other intangibles, (ii) charges against income for non-cash stock compensation, and (iii) interest expense; and (b) there shall be deducted from net income revenues derived from sources other than continuing operations, such as net gains from sales of capital assets, restoration to contingency reserves, collection of proceeds of life insurance policies, write-up of assets, or gains from the sale, acquisition, or retirement of securities.

      "Equipment Loan I" has the meaning set forth in Section 4.1 of this Amendment and includes all renewals, replacements and amendments of Equipment Loan I.

      "Equipment Loan II" has the meaning set forth in Section 4.1 of this Amendment and includes all renewals, replacements and amendments of Equipment Loan II.

      "Holder" means U. S. Bank, U. S. Bancorp and each other Person who owns or at any time owned all or any portion of the shares evidenced by the Stock Certificate.

      "Reference Borrowing Rate" means (a) for the Revolving Loan, the Reference Rate plus .25 percent per annum, (b) for the Term Loan, the Reference Rate plus 1 percent per annum, and (c) for the Equipment Loans, the Reference Rate plus
 .50 percent per annum.

      "Reference Rate" means that rate of interest announced by U. S. Bank from time to time as its reference rate. The Reference Rate is not the lowest rate of interest charged by U. S. Bank to any classification of U.
S. Bank customers. For purposes of this Agreement, each time the Reference Rate changes, a contemporaneous change shall occur in the interest rate charged to Borrower on any Loans then bearing interest at a rate indexed to the Reference Rate, effective upon the announcement or publication of any such change in rate. U. S. Bank shall not be obligated to notify Borrower of any change in the Reference Rate; however, the Reference Rate is available upon inquiry of U. S. Bank.

      "Reference Rate Borrowing" means any Funding or portion of the applicable Loan pursuant to the terms of this Agreement that bears interest at the Reference Borrowing Rate.

      "Renewal Equipment Notes" has the meaning set forth in Section 4.3 of this Amendment and includes all renewals, replacements and amendments of the Renewal Equipment Notes.

      "Renewal Revolving Note" has the meaning set forth in Section 2.3 of this Amendment and includes all renewals, replacements and amendments of the Renewal Revolving Note.

      "Renewal Term Note" has the meaning set forth in Section 3.3 of this Amendment and includes all renewals, replacements and amendments of the Renewal Term Note.

      "Revolving Loan Commitment" has the meaning set forth in Section 2.1 of this Amendment.

      "Shares" has the meaning set forth in Section 7.1 of this Amendment.

      "Stock Certificate" has the meaning set forth in Section 7.1 of this Amendment.

      "Term Loan Commitment" has the meaning set forth in Section 3.1 of this Amendment.

      "Violation" has the meaning set forth in Section 7.4(a) of this Amendment.

1.3   INTEREST RATE DEFINITIONS

      All references in the Credit Agreement and the other Loan Documents to "Prime Borrowing Rate," "Prime Rate" and "Prime Rate Borrowing" are hereby amended to constitute references to "Reference Borrowing Rate," "Reference Rate" and "Reference Rate Borrowing," respectively.

ARTICLE II.  MODIFICATION OF REVOLVING LOAN

2.1   MODIFICATION OF REVOLVING LOAN COMMITMENT

      Section 2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U. S. Bank will make Fundings (the "Revolving Loan") to Borrower from time to time during the period ending April 30, 1999 ("Commitment Period"), but such Fundings (together with any outstanding Letters of Credit) shall not exceed, in the aggregate principal amount at any one time outstanding, the following amounts for the time periods set forth below ("Revolving Loan Commitment"). Borrower may borrow, repay, and reborrow hereunder either the full amount of the Revolving Loan or any lesser sum.

                                           REVOLVING LOAN
                 TIME PERIOD                 COMMITMENT
              -----------------            --------------
              1/15/98 - 1/31/98             $11,000,000
               2/1/98 - 2/28/98             $12,000,000
               3/1/98 - 3/31/98             $13,000,000
               4/1/98 - 4/30/99             $14,000,000

2.2   USE OF PROCEEDS

      Section 2.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            The proceeds of the Revolving Loan shall be used by Borrower for operating cash for Borrower and the Subsidiaries.

2.3   RENEWAL REVOLVING NOTE

      Concurrently with the execution of this Amendment, Borrower shall execute and deliver to U. S. Bank a renewal promissory note in the form attached hereto as

Exhibit A (the "Renewal Revolving Note"), which shall be in substitution for, but not in payment of the Revolving Note and any previous renewals thereof. The Revolving Note and any previous renewals thereof shall be marked "renewed" and retained by U. S. Bank until the Revolving Loan has been repaid in full.

2.4   REVOLVING LOAN INTEREST RATE

      Section 2.4 of the Credit Agreement is hereby amended to reflect that commencing as of the date of this Amendment, the Revolving Loan shall bear interest at the Reference Borrowing Rate and that Borrower shall no longer be entitled to LIBOR Rate Borrowings under the Revolving Loan.

2.5   REPAYMENT OF REVOLVING LOAN

      There shall be added to Section 2.5 of the Credit Agreement the following:

            (c) Borrower shall make principal reduction payments on the Revolving Loan to U. S. Bank at the times and in such amounts as is necessary to reduce the outstanding principal balance of the Revolving Loan (together with any outstanding Letters of Credit) to the then-applicable amount of the Revolving Loan Commitment.

2.6   BORROWING BASE REPORTS

      Section 2.8(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            (b) Borrower shall execute and submit to U. S. Bank a Borrowing Base report in a form acceptable to U. S. Bank calculating the Borrowing Base
      (i) on Tuesday of each week, dated as of Friday of the previous week, (ii) concurrently with each request for a Funding under the Revolving Loan or request for the issuance of a Letter of Credit, and (iii) promptly upon
      U. S. Bank's request.

ARTICLE III.  MODIFICATION OF TERM LOAN

3.1   INCREASE IN TERM LOAN COMMITMENT

      U. S. Bank and Borrower hereby acknowledge that the outstanding principal balance of the Term Loan as of the date of this Amendment is $10,970,000. Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, the amount of the Term Loan shall be increased to $16,470,000. The maximum outstanding principal balance under the Term Loan shall at no time exceed the following amounts for the time periods set forth below ("Term Loan Commitment").

                  TIME PERIOD             TERM LOAN COMMITMENT
               -----------------          --------------------
               1/15/98 - 9/29/98             $16,470,000
               9/30/98 - 12/30/98            $10,970,000
               12/31/98 - 4/30/99            $ 8,220,000

3.2   USE OF ADDITIONAL PROCEEDS

      The additional $5,500,000 in Term Loan proceeds shall be used to reduce the outstanding principal balance of the Revolving Loan through an internal transfer of funds by U. S. Bank.

3.3   RENEWAL TERM NOTE

      Concurrently with the execution of this Amendment, Borrower shall execute and deliver to U. S. Bank a renewal promissory note in the form attached hereto as Exhibit B (the "Renewal Term Note"), which shall be in substitution for, but not in payment of the Term Note and any previous renewals thereof. The Term Note and any previous renewals thereof shall be marked "renewed" and retained by U.
S. Bank until the Term Loan has been repaid in full.

3.4   TERM LOAN INTEREST RATE

      Section 3.4 of the Credit Agreement is hereby amended to reflect that commencing as of the date of this Amendment, the Term Loan shall bear interest at the Reference Borrowing Rate and that Borrower shall no longer be entitled to LIBOR Rate Borrowings under the Term Loan.

3.5   REPAYMENT OF TERM LOAN

      Sections 3.5(b) and (c) of the Credit Agreement are deleted in their entirety and replaced with the following:

            (b) Borrower shall make principal reduction payments on the Term Loan to U. S. Bank at the times and in such amounts as is necessary to reduce the outstanding principal balance of the Term Loan to the then-applicable amount of the Term Loan Commitment.

            (c) Borrower shall pay U. S. Bank all outstanding principal, accrued interest, and other charges with respect to the Term Loan on April 30, 1999.

ARTICLE IV.  MODIFICATION OF EQUIPMENT LOANS

4.1   TERMINATION OF COMMITMENT

      U. S. Bank's commitment to make additional Equipment Loans under the Equipment Line is hereby terminated. U. S. Bank and Borrower hereby acknowledge that there are currently outstanding the following two Equipment Loans: (a) an Equipment Loan in the original principal amount of $3,650,000, evidenced by an Equipment Note dated on or about May 9, 1997, with an outstanding principal balance of $3,467,500.01 as of the date of this Amendment ("Equipment Loan I"), and (b) an Equipment Loan in the original principal amount of $250,000, evidenced by an Equipment Note dated on or about October 20, 1997, with an outstanding principal balance of $244,038.24 as of the date of this Amendment ("Equipment Loan II").

4.2   RENEWAL EQUIPMENT NOTES

      Concurrently with the execution of this Amendment, Borrower shall execute and deliver to U. S. Bank renewal promissory notes in the form attached hereto as Exhibits C-1 and C-2 (the "Renewal Equipment Notes"), which shall be in substitution for, but not in payment of the Equipment Notes previously executed and delivered to U. S. Bank and any previous renewals thereof. Such Equipment Notes and any previous renewals thereof shall be marked "renewed" and retained by U. S. Bank until the Equipment Loans have been repaid in full.

4.3   REPAYMENT OF EQUIPMENT LOAN

      Sections 4.5(b) and (c) of the Credit Agreement are deleted in their entirety and replaced with the following:

            (b) Commencing on June 30, 1998, on March 31, June 30, September 30, and December 31 of each year during the term of the Equipment Loans, Borrower shall pay to U. S. Bank principal reduction payments on the Equipment Loans. The amount of each such principal reduction payment shall be (i) $182,500 for Equipment Loan I, and (ii) $12,500 for Equipment Loan II.


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

            (c) Borrower shall pay U. S. Bank all outstanding principal, accrued interest, and other charges with respect to each Equipment Loan on April 30, 1999.

4.4   EQUIPMENT LINE UNUSED PORTION FEE

      Section 4.6 of the Credit Agreement providing for an Equipment Line unused portion fee is hereby deleted in its entirety.

ARTICLE V.  FINANCIAL COVENANTS

5.1   EXISTING FINANCIAL COVENANTS

      Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U. S. Bank hereby waives all previous violations of the Tangible Net Worth covenant, Working Capital covenant, Debt Service Coverage Ratio, and Senior Debt Ratio covenant set forth in Sections 8.15 through 8.18 of the Credit Agreement through and including January 30, 1998. U. S. Bank and Borrower agree to enter into an amendment to the Credit Agreement on or before January 30, 1998, resetting such financial covenants to a level that is acceptable to U. S. Bank. In the event that such an amendment is prepared and delivered to Borrower, but is not executed by Borrower, approved by Borrower's board of directors, and delivered to U. S. Bank on or before January 30, 1998, there shall exist an Event of Default.

5.2   ADDITIONAL FINANCIAL COVENANTS

      Borrower covenants and agrees that until all the Loans, together with interest thereon, and all other obligations incurred under the Credit Agreement and the other Loan Documents are paid or satisfied in full, Borrower shall not, without the prior written consent of U. S. Bank:

      8.19  MINIMUM MONTHLY SALES

      Permit Borrower's net sales (determined in accordance with generally accepted accounting principles) for any month to be less than the following amounts:

                                      MINIMUM MONTHLY
             MONTH ENDING                  SALES
           -------------------        ---------------
           January 31, 1998             $3,150,000
           February 28, 1998            $4,365,000
           March 31, 1998               $4,905,000
           April 30, 1998               $5,940,000
           May 31, 1998                 $6,660,000
           June 30, 1998                $6,480,000
           July 31, 1998                $6,300,000
           August 31, 1998              $5,940,000
           September 30, 1998           $5,580,000
           October 31, 1998             $3,870,000
           November 30, 1998            $4,230,000
           December 31, 1998            $3,780,000
           January 31, 1999             $3,150,000
           February 28, 1999            $4,365,000
           March 31, 1999               $4,905,000

      8.20  MINIMUM MONTHLY EBITDA

      Permit EBITDA for any month to be less than the following amounts:

                MONTH ENDING               MINIMUM EBITDA
              ------------------           --------------
              January 31, 1998              $ (385,000)
              February 28, 1998             $  339,000
              March 31, 1998                $  603,000
              April 30, 1998                $  838,000
              May 31, 1998                  $  971,000
              June 30, 1998                 $1,052,000
              July 31, 1998                 $1,269,000
              August 31, 1998               $1,217,000
              September 30, 1998            $1,114,000
              October 31, 1998              $  229,000
              November 30, 1998             $  346,000
              December 31, 1998             $  276,000
              January 31, 1999              $ (385,000)
              February 28, 1999             $  339,000
              March 31, 1999                $  603,000

      8.21  MAXIMUM QUARTERLY CAPITAL EXPENDITURES

      Permit Borrower's capital expenditures (determined in accordance with generally accepted accounting principles, but excluding capital expenditures financed through capital leases and operating leases) for any fiscal quarter of Borrower to exceed the following amounts:

                                                MAXIMUM CAPITAL
                    QUARTER ENDING               EXPENDITURES
          ---------------------------------     ---------------
          Quarter ending March 31, 1998             $125,000
          Quarter ending June 30, 1998              $125,000
          Quarter ending September 30, 1998         $125,000
          Quarter ending December 31, 1998          $125,000
          Quarter ending March 31, 1999             $125,000

5.6   MODIFICATION OF FINANCIAL COVENANTS FOR SHARE ISSUANCE

      Notwithstanding any provisions of the Credit Agreement or this Amendment to the contrary, each of the financial covenants provided for in the Credit Agreement and this Amendment shall be calculated without regard to adjustments that would otherwise be required under generally accepted accounting principles resulting from the issuance of the Shares by Borrower to U. S. Bank in accordance with Article VII of this Amendment.

ARTICLE VI.  MODIFICATION OF MISCELLANEOUS COVENANTS

6.1   FINANCIAL REPORTING

      Section 7.1 of the Credit Agreement is hereby amended to add the following provisions:

            (j) As soon as practicable and in any event within 25 days after the close of each fiscal quarter of Borrower, drafts of the following unaudited financial statements of Borrower for each such fiscal quarter, all in reasonable detail, in comparative form to historical and budgeted financial statements, and certified by Borrower to be true and correct to the best of Borrower's knowledge: balance sheet, statement of income, and statement of cash flows. There shall be included in such financial statements a calculation of the financial covenants provided for in
      Section 8 of the Credit Agreement, as amended by the Third Amendment to Amended and Restated Credit Agreement dated as of January 15, 1998. Borrower hereby acknowledges and agrees that in the event that the draft quarterly financial statements reflect a violation of any one or more of such financial covenants, there shall exist an immediate Event of Default just as if such violation was reflected in the final version of such quarterly financial statements.

            (k) As soon as practicable and in any event within 45 days after the close of each fiscal quarter of Borrower, final versions of the following unaudited financial statements of Borrower for each such fiscal quarter, all in reasonable detail, in comparative form to historical and budgeted financial statements, and certified by Borrower to be true and correct: balance sheet, statement of income, and statement of cash flows. There shall be included in such financial statements a calculation of the financial covenants provided for in Section 8 of the Credit Agreement, as amended by the Third Amendment to Amended and Restated Credit Agreement dated as of January 15, 1998.

6.2   ADDITIONAL EVENT OF DEFAULT

      Section 10.1 of the Credit Agreement is hereby amended to add the following provision as an additional Event of Default:

            (n) If any license, franchise, or distributorship agreement to which Borrower or any Subsidiary is a party (other than the license agreement between Private Eyes Sunglass Corporation and Cebe International, S.A. with respect to use of the name "Emmanuelle Khanh") is terminated or canceled without the prior written consent of U. S. Bank.

6.3   INFUSION OF CAPITAL

      In the event that after the date of this Amendment Borrower receives cash or cash equivalents from the issuance of stock or other equity interests in Borrower or receives any other infusion of equity (with the exception of proceeds received by Borrower from the exercise of options by participants in the Gargoyles, Inc. 1995 Stock Incentive Compensation Plan), Borrower shall immediately upon receipt thereof pay to U. S. Bank all such cash and cash equivalents (net of reasonable expenses of issuance) to apply against accrued interest and then the outstanding principal balance of the Loans in the inverse order of maturity, and in the following priority: first to the Term Loan, next to the Equipment Loans, next to the Revolving Loan (with any such Revolving Loan principal reduction payments also constituting a permanent reduction in the Revolving Loan Commitment), and finally to any other obligations of Borrower to
U. S. Bank under the Credit Agreement and under any other agreements between
U. S. Bank and Borrower.

ARTICLE VII.  ISSUANCE OF SHARES

7.1   ISSUANCE

      In consideration for U. S. Bank's agreement to restructure the credit facilities as provided for in this Amendment, concurrently with the execution of this Amendment, Borrower shall issue to U. S. Bancorp 400,000 shares of the common stock of Borrower (the "Shares"). The Shares shall be duly authorized, validly issued, fully paid and nonassessable upon execution and delivery of this Amendment by Borrower to U. S. Bank. Concurrently with the execution of this Amendment, Borrower shall execute and send to Borrower's stock transfer agent an irrevocable letter of instruction in a from acceptable to U. S. Bank directing the transfer agent to issue to U. S. Bancorp a certificate in the name of U. S. Bancorp evidencing the Shares (the "Stock Certificate"). Borrower shall use diligent efforts to cause the Stock Certificate to be issued and delivered to U. S. Bancorp. Notwithstanding any provision of the Credit Agreement or this Amendment to the contrary, Borrower shall not be entitled to any Fundings (including the issuance of any Letters of Credit) in excess of $11,000,000 under the Revolving Loan until the Stock Certificate is delivered to U. S. Bank.

7.2   REGISTRATION

      (a) Borrower shall take all steps necessary to complete and file a registration statement for the registration of the Shares on or before April 30, 1998, and shall use its best efforts to cause the registration to be effective as soon after the filing of the registration statement as possible. As used herein, "registration" means a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document by the United States Securities and Exchange Commission ("SEC"), the effect of which would be to make all or any portion of the Shares immediately salable by the holder thereof without restriction under the registration provisions of Applicable Laws. Borrower shall further take all steps necessary to keep effective the registration statement pursuant to which the Shares shall be registered until all of the Shares are freely transferable pursuant to SEC Rule 144(k) of the Act by U S Bancorp or any assignee thereof under Section 7.6 below.

      (b) Borrower shall prepare and file with the SEC all such amendments and supplements to the registration statement pursuant to which the Shares shall be registered and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of the Shares.

      (c) Borrower shall furnish U. S. Bancorp with such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as either U. S. Bank or U. S. Bancorp may reasonably request in order to facilitate the disposition of all of the Shares covered by such registration statement.

      (d) Borrower shall use its best efforts to register and qualify, on or before April 30, 1998, the Shares covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be requested by either U. S. Bank or U. S. Bancorp, provided that Borrower shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

      (e) In the event of any underwritten public offering, Borrower shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

      (f) Borrower shall notify U. S. Bank and U. S. Bancorp, at any time when a prospectus relating to the Shares covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

      (g) In the event that the Shares are registered pursuant to an underwritten public offering, at the request of U. S. Bank or U. S. Bancorp, furnish on the date that any Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated such date, of the counsel representing Borrower for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of Borrower, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

7.3   EXPENSES OF REGISTRATION

       Borrower shall bear and pay all expenses incurred in connection with any registration, filing or qualification of the shares evidenced by the Stock Certificate, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for Borrower. Notwithstanding the foregoing, U. S. Bank shall reimburse Borrower for such reasonable expenses in excess of $30,000, provided that U. S. Bank's shall not be required to reimburse Borrower for more than $20,000 of such expenses.

7.4   INDEMNIFICATION

      (a) To the maximum extent permitted by law, Borrower will indemnify and hold harmless each Holder, the partners, officers, agents, employees and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any expenses, losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein, in light of the circumstances under which they were made, or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by Borrower of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and Borrower will reimburse each such Holder, partner, officer, agent, employee or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7.4 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without consultation with Borrower, nor shall Borrower be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, any such Holder.

      (b) To the extent permitted by law, U. S. Bank will indemnify and hold harmless Borrower, each of its officers, directors, agents or employees, each person, if any, who controls Borrower within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its partners, officers, directors, agents or employees or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which Borrower or any such officer, director, agent, employee, controlling person, or underwriter, or other such Holder or its partner, officer, director, agent, employee or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in as a result of written information furnished by U. S. Bank or U. S. Bancorp expressly for use in connection with such registration; and U. S. Bank will reimburse any legal or other expenses reasonably incurred by Borrower or any such partner, officer, director, agent, employee, controlling person, underwriter or other such Holder, partner, officer, director, agent, employee or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
Section 7.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of U. S. Bank, which consent shall not be unreasonably withheld.

7.5   REPORTS UNDER THE ACT

      With a view to making available to U. S. Bancorp the benefits of SEC Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit U. S. Bancorp to sell the Shares to the public without registration or pursuant to a registration on Form S-3, Borrower agrees to:

      (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

      (b) take such action as is necessary to enable U. S. Bancorp to utilize Form S-3 for the sale of the Shares;

      (c) file with the SEC in a timely manner all reports and other documents required of Borrower under the Act and the 1934 Act; and

      (d) furnish to U. S. Bancorp, so long as U. S. Bancorp owns any Shares, forthwith upon request (i) a written statement by Borrower that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time it so qualifies), (ii) a copy of the most recent annual or quarterly report of Borrower and such other reports and documents so filed by Borrower, and (iii) such other information as may be reasonably requested in availing U. S. Bancorp of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

7.6   ASSIGNMENT OF REGISTRATION RIGHTS

      The rights of the U. S. Bank and U. S. Bancorp pursuant to this
Article VII may be assigned by U. S. Bank and U. S. Bancorp, respectively, to a transferee or assignee of the Shares; provided that Borrower is, within a reasonable period of time after such transfer, furnished with written notice of the name and address of such transferee or assignee.

7.7   THIRD PARTY BENEFICIARY

      U. S. Bancorp is an intended third party beneficiary of this Amendment.

ARTICLE VIII.  CONDITIONS PRECEDENT

      The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled to U. S. Bank's satisfaction:

      (a) U. S. Bank shall have received this Amendment, the Renewal Revolving Note, the Renewal Term Note, and the Renewal Equipment Note, each duly executed and delivered by Borrower.

      (b) U. S. Bank shall have received updated schedules of registrations of and applications for patents, trademarks and other intellectual property to the Security Agreements previously executed by Borrower, H.S.C., Inc., Sungold Eyewear, Inc., and Private Eyes Sunglass Corporation, together with such other agreements, instruments and documents as U. S. Bank deems necessary to perfect its interest in the assets described in such schedules.

      (c)   Borrower shall have issued the Shares to U. S. Bancorp.

      (d) U. S. Bank shall have received a copy of the letter of instructions to Borrower's transfer agent as provided for in Section 7.1 of this Amendment.

      (e) After having given effect to any waivers set forth in this Amendment, there shall not exist any Default or Event of Default.

      (f) After having given effect to any waivers set forth in this Amendment, all representations and warranties of Borrower contained in the Credit Agreement or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such representations and warranties had been made on and as of the date of this Amendment.

      (g) U. S. Bank shall have received a certified resolution of the board of directors of Borrower and each of the Subsidiaries in a form acceptable to U. S. Bank.

ARTICLE IX.  GENERAL PROVISIONS

9.1   REPRESENTATIONS AND WARRANTIES

      Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment and after having given effect to any waivers set forth in this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.

9.2   SECURITY

      All Loan Documents evidencing U. S. Bank's security interest in the Collateral shall remain in full force and effect, and shall continue to secure, without change in priority, the payment and performance of the Loans, as amended herein, and any other Indebtedness owing from Borrower to U. S. Bank.

9.3   GUARANTIES

      The parties hereto agree that the Guaranties shall remain in full force and effect and continue to guarantee the repayment of the Loans to
U. S. Bank as set forth in such Guaranties.

9.4   PAYMENT OF EXPENSES

      Borrower shall pay on demand all costs and expenses of U. S. Bank incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment and the exhibits hereto, including, without limitation, attorneys' fees incurred by U. S. Bank.

9.5   SURVIVAL OF CREDIT AGREEMENT

      The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of Borrower's obligations under the Credit Agreement have been satisfied in full.

9.6   NOTICES

      Section 11.1(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            (b)   If to U. S. Bank:

                        U. S. Bank National Association
                        First Bank Place
                        601 Second Avenue South
                        Minneapolis, MN 55402-4302
                        Attention:  David C. Larsen
                        Facsimile No.:  (612) 973-2148

9.7   RELEASE OF CLAIMS

      IN CONSIDERATION FOR U. S. BANK'S AGREEMENT TO RESTRUCTURE THE CREDIT FACILITIES AS PROVIDED FOR IN THIS AMENDMENT, BORROWER, H.S.C., INC., SUNGOLD EYEWEAR, INC., AND PRIVATE EYES SUNGLASS CORPORATION EACH HEREBY RELEASES AND FOREVER DISCHARGES U. S. BANK, ITS PREDECESSORS AND SUCCESSORS-IN-INTEREST, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, LIABILITIES, CHARGES, ACTIONS, LOSSES, CAUSES OF ACTION, COSTS, EXPENSES, COMPENSATION, AND SUITS OF ANY KIND, PAST, PRESENT OR FUTURE, ARISING FROM OR ALLEGED TO ARISE FROM THEIR BUSINESS RELATIONSHIP, INCLUDING THE RELATIONSHIP PROVIDED FOR IN THE CREDIT AGREEMENT THROUGH THE DATE OF THIS AMENDMENT, WHETHER KNOWN OR UNKNOWN. THIS RELEASE IS INTENDED TO BE COMPLETE AND COMPREHENSIVE WITH RESPECT TO ALL SUCH CLAIMS. THIS RELEASE OF CLAIMS HAS BEEN COMPLETELY READ AND FULLY UNDERSTOOD AND VOLUNTARILY ACCEPTED FOR THE PURPOSE OF MAKING A FULL AND FINAL COMPROMISE AND SETTLEMENT WITH RESPECT TO ALL CLAIMS, DISPUTED OR OTHERWISE.

9.8   COUNTERPARTS

      This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

9.9   STATUTORY NOTICE

      ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

      IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

                                    GARGOYLES, INC., a Washington corporation


                                    By    /s/  DOUGLAS B. HAUFF
                                          --------------------------------------

                                    Title      President & CEO
                                          --------------------------------------


                                    U. S. BANK NATIONAL ASSOCIATION


                                    By    /s/  DAVID C. LARSEN
                                          --------------------------------------
                                          David C. Larsen, Vice President

Each of the undersigned Guarantors hereby (i) reaffirms its Guaranty and its Security Agreement, (ii) agrees that its Guaranty guarantees the repayment of the Loans, as amended herein, (iii) agrees that its respective Security Agreement and related collateral documents secures the payment and performance of the Secured Obligations described in such Security Agreement, (iv) acknowledges that its obligations pursuant to its Guaranty and Security Agreement are enforceable without defense, offset, or counterclaim, and (v) agrees to the release of claims set forth in Section 9.7 of this Amendment.

                                    H.S.C., Inc., a Washington corporation


                                    By     /s/ DOUGLAS B. HAUFF
                                          --------------------------------------

                                    Title   President & CEO
                                          --------------------------------------


                                    SUNGOLD EYEWEAR, INC., a Washington
                                      corporation


                                    By      /s/ DOUGLAS B. HAUFF
                                          --------------------------------------

                                    Title       CEO
                                          --------------------------------------


                                    PRIVATE EYES SUNGLASS CORPORATION, a
                                      Washington corporation


                                    By     /s/  DOUGLAS B. HAUFF
                                          --------------------------------------

                                    Title     CEO
                                          --------------------------------------